Exhibit 21

Subsidiaries of the Registrant

Name	States
NHC/OP, L.P.	AL, DE, FL, GA, KY, MO, SC, VA, TN
NHC/Delaware, Inc.	AL, DE, GA, KY, FL, MO, SC, VA, TN
NHC Delaware Investments Inc.	DE
NHC HealthCare/Lake City, Inc.	FL
NHC HealthCare/Pensacola, Inc.	FL
Premier Group Ins. Co.	TN, AL, FL, GA, VA
Premier Plus Insurance Co.	Cayman Islands
National Health Realty, LLC	DE
FMSC, Inc.	FL
City Corporation	TN, FL
Medical Personnel Services, LLC	TN
National Healthcare Center of Fort Oglethorpe, L.P.	TN, GA
Nutritional Support Services, L.P.	TN
NHC Hospice South Carolina, LLC	SC
NHC HealthCare/Anniston, LLC	AL
NHC Place/Anniston, LLC	AL
NHC HealthCare/Huntsville, LLC	AL
NHC HealthCare/Moulton, LLC	AL
NHC HealthCare/Coconut Creek, LLC	FL
NHC HealthCare/Daytona Beach, LLC	FL
NHC HealthCare/Orlando, LLC	FL
NHC Place/Merritt Island, LLC	FL
NHC Place/Stuart, LLC	FL
NHC Place/Vero Beach, LLC	FL
NHC HealthCare/Rossville, LLC	GA
NHC HealthCare/Glasgow, LLC	KY
NHC HealthCare/Madisonville, LLC	KY
Buckley HealthCare Center, LLC	MA
Holyoke HealthCare Center, LLC	MA
John Adams Continuing Care Center, LLC	MA
Taunton HealthCare Center, LLC	MA
NHC HealthCare/Desloge, LLC	MO
NHC HealthCare/Joplin, LLC	MO
NHC HealthCare/Kennett, LLC	MO
NHC Place/Lake St. Charles, LLC	MO
NHC HealthCare/Maryland Heights, LLC	MO
NHC HealthCare/St. Charles, LLC	MO
NHC HealthCare/West Plains, LLC	MO
NHC HealthCare/Town & Country, LLC	MO
NHC HealthCare/Aiken, LLC	SC
NHC HealthCare/Anderson, LLC	SC
NHC HealthCare/Bluffton, LLC	SC
NHC HealthCare/Charleston, LLC	SC
NHC HealthCare/Clinton, LLC	SC
NHC HealthCare/Garden City, LLC	SC
NHC HealthCare/Greenville, LLC	SC
NHC HealthCare/Greenwood, LLC	SC
NHC HealthCare/Laurens, LLC	SC
NHC HealthCare/Lexington, LLC	SC
NHC HealthCare/Mauldin, LLC	SC
NHC HealthCare/North Augusta, LLC	SC
NHC HealthCare/Parklane, LLC	SC
The Palmettos at Parkland, LLC	SC
NHC Place-Charleston, LLC	SC
Trinity Mission of Charleston, LLC	SC
AdamsPlace, LLC	TN
NHC HealthCare/Athens, LLC	TN
NHC HealthCare/Chattanooga, LLC	TN
NHC HealthCare/Columbia, LLC	TN
NHC HealthCare/Cool Springs, LLC	TN
NHC HealthCare/Dickson, LLC	TN
NHC HealthCare/Farragut, LLC	TN
NHC HealthCare/Franklin, LLC	TN
NHC HealthCare/Hendersonville, LLC	TN

NHC Place/Hendersonville, LLC	TN
NHC HealthCare/Hillview, LLC	TN
NHC HealthCare/Holston Hills, LLC	TN
NHC HealthCare/Johnson City, LLC	TN
NHC HealthCare/Knoxville, LLC	TN
NHC HealthCare/Lewisburg, LLC	TN
NHC HealthCare/McMinnville, LLC	TN
NHC HealthCare/Milan, LLC	TN
NHC HealthCare/Nashville, LLC	TN
NHC HealthCare/Oakwood, LLC	TN
NHC HealthCare/Pulaski, LLC	TN
NHC HealthCare/Scott, LLC	TN
NHC HealthCare/Sequatchie, LLC	TN
NHC HealthCare/Smithville, LLC	TN
NHC HealthCare/Somerville, LLC	TN
NHC HealthCare/Sparta, LLC	TN
NHC HealthCare/Springfield, LLC	TN
NHC HealthCare/Tullahoma, LLC	TN
Standifer Place Properties, LLC	TN
NHC Private Nursing – Athens, LLC	TN
NHC Private Nursing – Chattanooga, LLC	TN
NHC Private Nursing – Columbia, LLC	TN
NHC Private Nursing – Johnson City, LLC	TN
NHC Private Nursing – Knoxville, LLC	TN
NHC Private Nursing – Milan, LLC	TN
NHC Private Nursing – Murfreesboro, LLC	TN
NHC Private Nursing – Somerville, LLC	TN
NHC Private Nursing – Springfield, LLC	TN
NHC HealthCare/Bristol, LLC	VA
Arizona HealthCare Advisors, LLC	AZ
Hudson HealthCare Advisors, LLC	FL
Kansas HealthCare Advisors, LLC	KS
Kentucky HealthCare Advisors, LLC	KY
Massachusetts HealthCare Advisors, LLC	MA
Missouri HealthCare Advisors, LLC	MO
New Hampshire HealthCare Facilities Advisors, LLC	NH
NHC Private Nursing Advisors, LLC	TN
South Carolina HealthCare Advisors, LLC	SC
Tennessee HealthCare Advisors, LLC	TN
Texas HealthCare Advisors, LLC	TX